SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 29549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2004

Commission File Number: 1-10643

Hallwood Realty Partners, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	75-2313955 (I.R.S. Employer Identification Number)

3710 Rawlins Suite 1500 Dallas, Texas (Address of principal executive offices)	75219-4298 (Zip Code)

Registrant’s telephone number, including area code: (214) 528-5588

HALLWOOD REALTY PARTNERS, L.P.

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
Signature
Press Release

Item 7. Financial Statements and Exhibits.

Exhibit 99.1     Press Release dated May 4, 2004.

Item 12. Results of Operations and Financial Condition.

On May 4, 2004, Hallwood Realty Partners, L.P. issued a press release regarding its results of operations for the three months ended March 31, 2004. The full text of the press release is attached as Exhibit 99.1.

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HALLWOOD REALTY PARTNERS, L.P.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALLWOOD REALTY PARTNERS, L.P.
By: HALLWOOD REALTY, LLC General Partner

Date: May 5, 2004	By: /s/ JEFFREY D. GENT Jeffrey D. Gent Vice President - Finance (Principal Financial and Accounting Officer)

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